Corporate governance overview • Company overview • Leadership team • Governance practices • Executive compensation program • Environmental and social performance

2WEC ENERGY GROUP | CORPORATE GOVERNANCE OVERVIEW “ Our corporate strategy is to create long-term value by focusing on the fundamentals: world-class reliability, operating efficiency and financial discipline. In addition, we keep our customers at the heart of the business, work every day to help grow and support the communities we serve, and value and develop our employees who are making a difference in a mission that matters.” - Allen Leverett, WEC Energy Group President and CEO

• WEC Energy Group formed when Wisconsin Energy Corp. acquired Integrys Energy Group in June 2015 • Leading electric and natural gas utility in the Midwest • Eighth largest natural gas distribution company in the country • One of the 15 largest investor-owned utility systems in the United States • More than 99 percent of earnings from regulated operations • Industry-leading total shareholder returns Company overview

4WEC ENERGY GROUP | CORPORATE GOVERNANCE OVERVIEW WEC Energy Group is formed Wisconsin Energy Corp. acquired Integrys Energy Group on June 29, 2015. Completed transaction in 53 weeks. Combined two companies with origins dating back to the 1800s. » More than a century of operating history. ELECTRIC DISTRIBUTION ELECTRIC TRANSMISSION ELECTRIC GENERATIONNATURAL GAS DISTRIBUTION Services: electricity, natural gas and steam Customers: 1.1 million electric 1.1 million natural gas Service: natural gas Customers: 828,000 Service: natural gas Customers: 171,000 Services: natural gas and appliance repair Customers: 230,000 Service: natural gas Customers: 159,000 Services: electricity and natural gas Customers: 450,000 electric 326,000 natural gas 60% ownership

5WEC ENERGY GROUP | CORPORATE GOVERNANCE OVERVIEW WEC Energy Group, an energy industry leader WEC Energy Group is one of the nation’s largest electric and natural gas delivery companies with deep operational expertise, scale and financial resources to meet the region’s future energy needs. WEC Energy Group is headquartered in Milwaukee, Wisconsin, with operating headquarters in Green Bay, Wisconsin, and Chicago, Illinois. • Minnesota Energy Resources • We Energies • Wisconsin Public Service • Michigan Gas Utilities • North Shore Gas • Peoples Gas » Eighth largest natural gas distribution company in the country » 44,000 miles of natural gas distribution » Generating capacity from diverse portfolio of fuel including coal, natural gas and renewables (hydro, wind and biomass) » 70,400 miles of electric distribution » Serving 4.4 million customers » 8,400 employees Milwaukee, WI Green Bay, WI Chicago, IL

6WEC ENERGY GROUP | CORPORATE GOVERNANCE OVERVIEW Shareholder returns - track record of performance Over the past decade, WEC Energy Group has consistently delivered among the best total returns in the industry. One Year Three Year Five Year Ten Year 300% 250% 200% 150% 100% 50% 0% 254.8%— WEC Energy Group — Dow Jones Utilities Average — S&P Utilities Index — Philadelphia Utility Index — S&P Electric Index Annualized returns for periods ending 12/31/15 Source: Bloomberg data assumes all dividends were reinvested and returns were compounded daily » Company poised for growth • Long-term earnings per share growth of 5-7 percent projected annually – driven by multiyear infrastructure projects • Targeting dividend growth in line with growth in earnings per share • Majority ownership of American Transmission Co. brings additional transmission investment opportunity • Positioned to deliver among the best risk-adjusted returns in the industry INDUSTRY-LEADING TOTAL SHAREHOLDER RETURNS

• Board is led by non-executive chairman and independent presiding director • New CEO appointed from within the company, effective May 1, 2016 • Non-executive chairman served as CEO for prior 13 years • Experienced leadership team, many having worked together for more than 10 years Leadership team

WEC Energy Group Board of Directors

The board of directors strategically acted to separate the offices of chief executive officer and chairman of the board as a component of its management succession planning. The board is now led by a non-executive chairman and a lead independent presiding director. The average years of service is nine years.



Non-executive chairman

Gale E. Klappa, director since 2003, non-executive chairman, WEC Energy Group



Presiding director

Barbara L. Bowles, director since 1998, retired vice chair, Profit Investment Management; retired chairman, The Kenwood Group Inc.



John F. Bergstrom, director since 1987, chairman and chief executive officer, Bergstrom Corp.



William J. Brodsky, director since 2015, chairman, CBOE Holdings Inc., and the Chicago Board Options Exchange



Albert J. Budney Jr., director since 2015, retired president, Niagara Mohawk Holdings Inc.



Patricia W. Chadwick, director since 2006, president, Ravengate Partners LLC



Curt S. Culver, director since 2004, non-executive chairman, MGIC Investment Corp. and Mortgage Guaranty Insurance Corp.



Thomas J. Fischer, director since 2005, principal, Fischer Financial Consulting LLC



Paul W. Jones, director since 2015, retired executive chairman and chief executive officer, A.O. Smith Corp.



Henry W. Knueppel, director since 2013, retired chairman and chief executive officer, Regal Beloit Corp.



Allen L. Leverett, director since 2016, president and chief executive officer, WEC Energy Group



Ulice Payne Jr., director since 2003, managing member, Addison-Clifton LLC



Mary Ellen Stanek, director since 2012, managing director and director of Asset Management, Baird Financial Group Inc.; chief investment officer, Baird Advisors; president, Baird Funds Inc.

WEC ENERGY GROUP | CORPORATE GOVERNANCE OVERVIEW 8

9WEC ENERGY GROUP | CORPORATE GOVERNANCE OVERVIEW Allen L. Leverett named chief executive officer effective May 1, 2016 Allen Leverett was named president of WEC Energy Group in June 2015 and chief executive officer in May 2016. He was appointed to the board of directors in January 2016. Experience Leverett had served as president of Wisconsin Energy Corp. since August 2013, as well as president – Wisconsin, Michigan and Minnesota, with responsibility for business operations of the company’s utilities in those states. Previously, Leverett served as president and chief executive officer of We Generation, the company’s power generation group, since March 2011, with overall responsibility for the company’s electric generation portfolio, fuel procurement, environmental compliance and renewable energy development strategy. He joined Wisconsin Energy in 2003 as chief financial officer. In May 2004, he was named executive vice president and chief financial officer of Wisconsin Energy and We Energies. Prior to joining the company, Leverett served as chief financial officer and executive vice president of Georgia Power in Atlanta, Georgia. Before that, he was vice president and treasurer of Southern Company Services, with overall responsibility for financial planning and analysis, capital markets and leasing, treasury and investor relations. Previously, he held a variety of positions in transmission planning, integrated resource planning, strategic planning, wholesale marketing and finance. Education Leverett earned his bachelor’s degree, summa cum laude, in electrical engineering and mathematics from Vanderbilt University, Nashville, Tennessee. He also earned a master’s degree in electrical engineering from Stanford University, Palo Alto, California, and a Master of Business Administration degree with a finance concentration from Auburn University, Auburn, Alabama. Board participation Leverett is a director of American Transmission Co. and non-executive chairman of Church Mutual Insurance Co. He also is a member of the board of directors of the Electric Power Research Institute (EPRI) and the board of trustees for Alverno College in Milwaukee. President and Chief Executive Officer

Leadership team

Leverett is supported by a seasoned leadership team. Seven of his 11 direct reports have been with the company more than 10 years.



Kevin Fletcher
President
WI Utilities

Joined company in 2011



Charles Matthews
President
IL Utilities

Joined company in 2006



Pat Keyes
President, MN and MI Utilities
EVP Strategy

Joined company in 2011



Scott Lauber
EVP and Chief
Financial Officer

Joined company in 1990



Susan Martin
EVP, General Counsel
and Corp. Secretary

Joined company in 2000



Joan Shafer
EVP Human Resources
and Org. Effectiveness

Joined company in 1978



Robert Garvin
EVP
External Affairs

Joined company in 2011



Tom Metcalfe
EVP
WI Utilities

Joined company in 2004



Beth Straka
SVP Communications
and Investor Relations

Joined company in 2015



Heidi Humbert
VP and Chief
Audit Officer

Joined company in 2002



Jerold Franke
President
Wispark

Joined company in 1988

WEC ENERGY GROUP | CORPORATE GOVERNANCE OVERVIEW 10

• One of the earliest adopters of formal corporate governance guidelines • Commonsense Principles of Corporate Governance benchmarking • Regular assessment of board experience and qualifications incorporated into active succession-planning processes • Experientially skilled and diverse board of directors focused on shareholder interests and concerns Governance practices

Formal corporate governance guidelines

Since 1996, the board of directors has maintained strong corporate governance guidelines, which it has continued to modify as governance practices and shareholder expectations have evolved. Our guidelines align with the "Commonsense Principles of Corporate Governance," a recommended governance framework that was published by a coalition of companies and investors in July 2016.

COMMONSENSE PRINCIPLES		WEC ENERGY GROUP PRACTICES
Board composition/internal governance	✔	• 11 of 13 independent directors • Annual election of directors since 2005 • Board committee structure/service evaluated annually • Stockholders can nominate directors • Stock ownership requirements • Balanced director tenure/retirement age at 72
Board responsibilities	✔	• Chairman active in stakeholder communications • Board participation in critical activities, including setting agenda
Shareholder rights	✔	• Proxy access bylaw (under development) • Dual class voting is not practiced • Written consent/special meeting provisions
Public reporting	✔	• Transparent quarterly financial results; reported using GAAP • Quarterly reporting framed in broader context of strategy • Disclosure of long-term goals is specific and measurable • Take long-term strategic view and explain how material decisions are consistent with that view
Board leadership	✔	• Separate CEO/chair roles • Presiding independent director
Management succession planning	✔	• Board interaction with and evaluation of senior management • Public disclosure of succession planning process
Management compensation	✔	• Competitively tailored to business and industry, aligned with long-term performance • Include current and long-term metrics, cash and equity components • Public disclosure of benchmarks and performance measurements • Clawback policies for cash and equity

WEC ENERGY GROUP | CORPORATE GOVERNANCE OVERVIEW

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13WEC ENERGY GROUP | CORPORATE GOVERNANCE OVERVIEW 6 OF 6 9 OF 13 11 OF 13 Audit committee members are financial experts new directors elected in the past four years Directors are current or former CEOs 3 6 2 Directors are women Directors are African American Directors are independent FINANCIAL E XPERTISE CEO E XPERIENCE INDEPENDENCE DIVERSIT Y TENURE REFRESHMENT 31% Female or ethnically diverse directors 64.7 9 Average age » Average years of service » Board of directors is experientially skilled and diverse with a balanced tenure Our directors are assessed annually to ensure that they have the skills, education, experience and qualifications required to further the success of the company and represent shareholder interests.

14WEC ENERGY GROUP | CORPORATE GOVERNANCE OVERVIEW Governance practices evolve with shareholder input At the May 2016 annual meeting, shareholders approved the board proceeding to adopt a proxy access bylaw. • Ownership threshold • Ownership duration • Nominating group size limit • Cap (max percent of board) • Loaned shares count as owned • Nominee prohibition on third-party compensation arrangements • Renomination restrictions on proxy access nominations • Nominee ineligibility for failure to serve director or withdrawal from election • Board authority to interpret bylaw KE Y BYL AW PROVISIONS FOR PROXY ACCESS:

• Includes short- and long-term components • Program design links pay to performance measures • Substantial portion of compensation is at risk • Recent changes to program components as a result of shareholder input Executive compensation program

16WEC ENERGY GROUP | CORPORATE GOVERNANCE OVERVIEW Experienced, independent compensation committee administers the program • Compensation committee chair has attained the National Association of Corporate Directors top designation of Board Leadership Fellow • All members of compensation committee are independent • Compensation committee utilizes the expertise of an independent compensation consultant Link pay to performance • Since 2004, annual incentive pay has been strategically linked to key performance measures • Includes a short-term component and a long-term orientation • Substantial portion of compensation is at risk and tied to company performance • Stock is a considerable portion of executive compensation and meaningful stock ownership targets are set for senior executives Responsive to shareholder interests • Since 2011, the company has submitted an annual shareholder proposal on an advisory vote on executive compensation of the named executive officers (“Say-on-Pay”); average approved percentage has been 88.6 percent • Clawback policy was implemented in December 2014 which provides for the recoupment of incentive-based compensation • Formal policy was adopted in December 2014 which prohibits any new arrangements that would provide executives with tax-gross ups moving forward • Effective in 2015 for annual incentive compensation, cash flow was added as a performance measure, in addition to earnings per share from continuing operations • Hedging and pledging of WEC Energy Group common stock is prohibited • Repricing of stock options without shareholder approval is prohibited • Equity award and other benefit plan obligations are satisfied through open-market purchases of WEC Energy Group common stock so as not to dilute the interests of current shareholders Compensation program design The company has had a consistent approach to its compensation program, which includes being responsive to shareholder interests and incorporates industry best practices.

17WEC ENERGY GROUP | CORPORATE GOVERNANCE OVERVIEW Compensation incentive program The company’s executive compensation program is tied to short- and long-term incentives with a substantial portion at-risk. 12% 57% 18% 31% Annual base salary Annual base salary Total variable incentive pay 8 8% Total variable incentive pay 8 2% Long-term equity incentive 51% Long-term equity incentive CEO 2015 total direct compensation mix Other NEOs 2015 total direct compensation mix Annual cash incentive 31% Annual cash incentive 12% 57% 18% 31% Annual base salary Annual base salary Total variable incentive pay 8 8% Total variable incentive pay 8 2% Long-term equity incentive 51% Long-term equity incentive CEO 2015 total direct compensation mix Other NEOs 2015 total direct compensation mix Annual cash incentive 31% Annual cash incentive 2015 TOTAL DIRECT COMPENSATION MIX CEO Long-term equity (57%) breakout Performance units 57% Stock options 13% Restricted stock 30% OTHER NEOs Long-term equity (51%) breakout Performance units 46% Stock options 14% Restricted stock 40% COMPONENT TERMS/CONDITIONS Annual base salary Annual evaluation takes into consideration level of experience, performance, responsibility and contribution to the results of the company’s operations. Annual cash incentive awards Short-term performance plan Award is based upon level of achievement of pre-established financial and operational targets aligned with shareholder, customer and employee-focused objectives; all payments are at risk. Financial targets: Earnings per share, cash flow, net income* Operational targets: Customer satisfaction, safety, workforce and supplier diversity (*Net income is a performance metric for utility officers) Short-term dividend equivalents Payout is contingent on company meeting pre-established performance targets tied to earnings per share from continuing operations. Long-term equity incentive awards Performance units Award is contingent on company’s “total shareholder return” in comparison to a peer group of companies over a three-year period; exceptional performance versus peers results in higher payouts; substantially lower than peers results in no payout. Stock options Long-term value is tied to company performance and stock price appreciation following the grant date. Restricted stock Long-term value is tied to stock price appreciation.

• Balance the delivery of safe, reliable and affordable energy with a commitment to protecting the environment • Follow a multi-emission strategy to achieve greater environmental benefit for lower cost • Goal of reducing CO2 emissions by approximately 40 percent below 2005 levels by 2030 • Strategically link incentive pay and operational goals to social performance targets since 2004 • Developed enhanced ESG disclosures for the newly combined company • Invest in the communities we serve through charitable giving Environmental and social performance

19WEC ENERGY GROUP | CORPORATE GOVERNANCE OVERVIEW GUIDING PRINCIPLES OF OUR ENVIRONMENTAL COMMITMENT Practice responsible environmental stewardship of all properties and natural resources entrusted to our management. Support research and implement new technologies for emissions control, energy efficiency, renewable energy resources and other environmental and health concerns associated with utility operations. Meet or surpass environmental standards, invest in energy efficiency measures and support our recycling and waste-reduction programs. Participate with government and other agencies in creating responsible laws and regulations to safeguard the environment, community and workplace. Board governance and risk management A strong corporate governance structure supports the company’s strategic focus on environmental issues. Formal mechanisms are in place to provide regular environmental updates, including on climate change, to the company’s board. The utility subsidiaries’ boards of directors and the board of WEC Energy Group and its committees regularly receive briefings from internal specialists and external experts on emerging issues, and engage in thoughtful discussion about the company’s strategy for establishing and achieving environmental performance objectives. Transparency in reporting • Wisconsin Energy issued first Corporate Responsibility Report in 2002 • WEC Energy Group 2015 Corporate Responsibility Report published in August 2016 Balancing reliability and customer costs with environmental stewardship While providing safe, reliable and affordable energy to customers is a responsibility WEC Energy Group takes seriously, we also are focused on our responsibility and commitment to protecting the environment.

20WEC ENERGY GROUP | CORPORATE GOVERNANCE OVERVIEW Supporting a clean energy future Over the past decade, WEC Energy Group has implemented a multi-emission strategy to achieve greater environmental benefit for lower cost. 120% 100% 80% 60% 40% 20% 0% 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Nitrogen oxides 81% reduction Sulfur dioxide 88% reduction Mercury 84% reduction PERCENTAGE OF REMAINING EMISSIONS

21WEC ENERGY GROUP | CORPORATE GOVERNANCE OVERVIEW More than a decade of turning principles into action • Retired 11 coal-fueled generating units on our system, totaling 652 megawatts (MW). • Added two combined-cycle natural gas units totaling 1,090 MW that replaced coal-fueled power generation. • Converted Port Washington Generating Station from coal to natural gas, making it the most thermally efficient generating power plant in Wisconsin. • Converted Valley Power Plant from coal to natural gas, reducing CO2 emission rate by more than 40 percent. • Sold Milwaukee County Power Plant, which facilitated its conversion from coal to natural gas. • Invested more than $1.5 billion in air quality control systems on a number of existing coal-fueled power generation units. • Invested more than $1 billion in renewable energy – including the state's two largest wind energy sites. • Less than 30 percent of our revenues come from coal-based generation. • In 2015, more than 50 percent of the electricity we delivered to our customers was derived from low-or no-carbon sources such as natural gas, nuclear fuel, wind farms and hydroelectric facilities. Looking to the future • We have piloted technical studies, completed research studies and engaged with regulators. We will continue to be engaged on GHG emission reductions on a scientific level. • Working to develop alternative generation resources to serve the Upper Peninsula of Michigan, so that we can retire the Presque Isle Power Plant (coal) by end of 2019. • Continuing evaluation of possible future retirements of other coal-fueled units. • Received research and test exemptions to evaluate co-firing of natural gas in some of our coal-fueled units. Testing commenced June 15, 2016. • As the regulation of GHG emissions takes shape, our plan is to work with our industry partners, environmental groups, and the State of Wisconsin with a goal of reducing CO2 emissions by approximately 40 percent below 2005 levels by 2030. Greenhouse gas emissions Addressing climate change is an integral component of our strategic planning process. We will continue to reshape our portfolio of electric generation facilities with investments that will improve our environmental performance, including reduced greenhouse gas (GHG) intensity of our operating fleet. 2000 2003 2006 2009 2012 2015 120% 100% 80% 60% 40% 20% 0% Carbon intensity 23% reduction from 2000 levels PERCENTAGE OF REDUCTION IN CARBON INTENSIT Y CO2 rate - lbs/mwh

Long-standing attention to social performance

Social performance is a way to measure how a company manages relationships with its employees, suppliers, customers and the communities where it operates.

Since 2004, WEC Energy Group has strategically linked management annual incentive compensation to operational goals that include the following social performance measures:

2015 employee safety*

- Safest year in company history
- Injuries down 85 percent since 2003

2015 customer satisfaction survey results

- Top quartile in Midwest for customer satisfaction and power quality*
- Top quartile nationally for customer service*
- Ranked number two in Midwest for overall customer satisfaction^

2015 workplace diversity*

- Leadership diversity: leadership more diverse than service area demographic for seventh consecutive year
- Supplier diversity: $159 million spent with certified minority- and women-owned businesses, which is 17.36 percent of the company's total procurement spend on operations, maintenance and capital

*We Energies
^Wisconsin Public Service

Supporting communities served by our companies

Our companies provide financial support for nonprofit, tax-exempt organizations in the communities we serve, while company employees take an active role in their communities, serving on nonprofit boards and volunteering their time.

- We Energies Foundation ranks ninth in grants paid and third in number of grants distributed among the most active foundations in the Milwaukee area.

2015 CHARITABLE CONTRIBUTIONS AREAS OF FOCUS


Education
33%
Arts and culture
16%
Environmental
4%
Human services and health
34%
Community and neighborhood development
13%

WEC ENERGY GROUP | CORPORATE GOVERNANCE OVERVIEW

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23WEC ENERGY GROUP | CORPORATE GOVERNANCE OVERVIEW Much of the information contained in this presentation is forward-looking information based upon management’s current expectations and projections that involve risks and uncertainties.  Forward-looking information includes, among other things, information concerning earnings per share, rate case activity, earnings per share growth, cash flow, dividend growth and dividend payout ratios, construction costs and capital expenditures, investment opportunities, corporate initiatives, and rate base.  Readers are cautioned not to place undue reliance on this forward-looking information. Forward-looking information is not a guarantee of future performance and actual results may differ materially from those set forth in the forward-looking information. In addition to the assumptions and other factors referred to in connection with the forward-looking information, factors that could cause WEC Energy Group’s actual results to differ materially from those contemplated in any forward-looking information or otherwise affect our future results of operations and financial condition include, among others, the following:  general economic conditions, including business and competitive conditions in the company’s service territories; timing, resolution and impact of future rate cases and other regulatory decisions; the company’s ability to successfully integrate the operations of the Integrys companies with its own operations; availability of the company’s generating facilities and/or distribution systems; unanticipated changes in fuel and purchased power costs; key personnel changes; varying weather conditions; continued industry consolidation; cyber-security threats; the value of goodwill and its possible impairment; construction risks; equity and bond market fluctuations; the impact of any legislative and regulatory changes; current and future litigation and regulatory investigations; changes in accounting standards; and other factors described under the heading “Factors Affecting Results, Liquidity, and Capital Resources” in Management’s Discussion and Analysis of Financial Condition and Results of Operations and under the headings “Cautionary Statement Regarding Forward-Looking Information” and “Risk Factors” contained in WEC Energy Group’s Form 10-K for the year ended December 31, 2015 and in subsequent reports filed with the Securities and Exchange Commission. WEC Energy Group expressly disclaims any obligation to publicly update or revise any forward-looking information. Cautionary Statement Regarding Forward-Looking Information